Exhibit 10.2

                                SECOND AMENDMENT
                                       TO
               NEWPORT NEWS SHIPBUILDING INC. STOCK OWNERSHIP PLAN

         The Newport News Shipbuilding Inc. Stock Ownership Plan (the "Plan") is hereby amended as follows, effective as of October 9, 1997.

         Section 7 of the Plan is amended by inserting at the end of the second paragraph thereof the following:

"provided, that such adjustments shall be made by the Committee to all outstanding Awards in the event of the occurrence of the `Distribution Date' and the `Rights' becoming exercisable under the Company's Rights Agreement (the "Rights Agreement") dated as of December 11, 1996 with First Chicago Trust Company of New York, as Rights Agent, as amended, and any similar occurrence under any substitute, replacement or successor to the Rights Agreement."

         IN WITNESS WHEREOF, this amendment is hereby executed this 20th day of October, 1997.

                                          NEWPORT NEWS SHIPBUILDING INC.

                                          David J. Anderson

                                          ---------------------------------
                                          By:
                                          Its:  Senior Vice President

ATTEST: Peter A. V. Huegel
        ---------------------------
        Assistant Secretary